UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2015

Voltari Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-186564	90-0933943
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

601 W. 26th Street

Suite 415

New York, NY 10001

(Address of Principal Executive Offices, including Zip Code)

(212) 388-5500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 27, 2015, Voltari Corporation (the “Company”), issued a press release announcing the commencement of its previously announced rights offering of its common stock to existing stockholders. The Company will distribute to all stockholders of record as of the record date, February 13, 2015, rights to purchase 0.9027 shares of common stock for every share of common stock owned on the record date. The rights offering includes an over-subscription privilege, which permits each subscriber that exercises the basic subscription right in full the option to purchase additional shares of common stock that remain unsubscribed at the expiration of the offering. If a subscriber exercises its basic subscription right or over-subscription privilege to purchase less than 1,300,000 shares in the rights offering, the subscriber will pay a price of $0.97 per whole share. If a subscriber exercises its basic subscription right or over-subscription privilege to purchase 1,300,000 shares or more in the rights offering, the subscriber will pay a price of $1.36 per whole share. The rights offering is subject to certain subscription limitations and allocations, as further described in the rights offering documents. The rights offering will expire on March 18, 2015, unless extended by the Board of Directors.

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated February 27, 2015.

This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any offer or sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. A registration statement relating to rights offering has been filed with the Securities and Exchange Commission and was declared effective on February 13, 2015. The rights offering will be made only by means of a prospectus, which is a part of such registration statement. Copies of the prospectus for the rights offering may be obtained by contacting the Company’s information agent, D.F. King & Co., Inc., at (866) 796-1290 (toll free) or, for banks and brokers, at (212) 493-3910.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLTARI CORPORATION

February 27, 2015	By:	/s/ Richard Sadowsky
(Date)		Richard Sadowsky Acting Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated February 27, 2015.